UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   September 10, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact name of Registrant Issuer as specified in its charter)

Delaware	333-89452-03	31-1750007
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1680 Capital One Drive, McLean,VA		22102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                           Other Events

                                                                                                The August 2003 Monthly Servicer Report was distributed
September 10, 2003.

Item 7.                                                           Financial Statements and Exhibits

                                                                                                The following are filed as exhibits to this Report:
Exhibit 20.  August 2003 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

By: Capital One Auto Receivables, LLC, as Registrant and Seller

By:	/s/ Al Ciafre
Al Ciafre
Assistant Vice President

Date: September 10, 2003

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact name of Registrant Issuer as specified in its charter)

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INDEX TO EXHIBITS

Exhibit Number		Page

20.	August 2003 Monthly Servicer Report	5

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